[PG NUMBER]



                                                 (File Nos. 811-8529; 333-41461)


                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
         [ ]    Preliminary Proxy Statement
         [X]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials

         [ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                 MEMORIAL FUNDS
                (Name of Registrant as Specified in its Charter)

                         BOARD OF TRUSTEES OF REGISTRANT
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     [X]  No Fee Required

     [] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

          1)   Title of each class of securities to which transaction applies:


          2)   Aggregate number of securities to which transaction applies:


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


          4)   Proposed maximum aggregate value of transaction:


          5)   Total fee paid:


     [] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:


          2)   Form, Schedule or Registration Statement No.:


          3)   Filing Party:


          4)   Date Filed:

                                 MEMORIAL FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

May 3, 2000

Dear Shareholder:

         The Board of Trustees of Memorial Funds (the "Trust") has called a special meeting of shareholders of Value Equity Fund (the "Fund") to approve a new investment sub-advisory agreement (the "Agreement") among the Trust, Forum Investment Advisors, LLC ("FIA") and PPM America, Inc. ("PPM"). The meeting is scheduled to be held on May 31,2000.

         Beutel, Goodman Capital Management ("Beutel") was the Fund's sub-adviser until March 29, 2000. On March 30, 2000, PPM replaced Beutel as the Fund's sub-adviser under an interim sub-advisory agreement. Fund shareholders are now being asked to approve the Agreement for PPM to remain the Fund's sub-adviser. The Agreement will have substantially the same terms as the investment sub-advisory agreement among the Trust, FIA and Beutel. The rates at which the advisory fees are determined will also remain the same.

         After careful consideration, the Board of Trustees unanimously approved this proposal and recommends that you vote "FOR" the proposal.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE
ADJOURNMENTS, PLEASE READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN MAY 30, 2000. IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL US AT (888) 263-5593.

         We appreciate your participation and prompt response and thank you for your continued support.

                                                       Sincerely,



                                                       Christopher W. Hamm
                                                       President and Chairman of
                                                       the Board of the Trustees

                                 MEMORIAL FUNDS

                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                            -------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 31, 2000

                            -------------------------

To the Shareholders of the Fund:

         Notice is hereby given that a special meeting of shareholders (the "Meeting") of Value Equity Fund (the "Fund"), a series of Memorial Funds (the "Trust"), will be held at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 on May 31, 2000 at 10:00 a.m. (Eastern time). The purpose of the Meeting is:

     1. To approve a new Investment Sub-Advisory Agreement among the Trust, Forum Investment Advisors, LLC and PPM America, Inc.;

     2. To transact such other business as may properly come before the Meeting.

         The Trust's Board of Trustees has fixed the close of business on April 28, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Please carefully read the accompanying proxy statement.

                                              By order of the Board of Trustees,



                                              D. Blaine Riggle
                                              Secretary

Portland, Maine
May 3, 2000

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                 MEMORIAL FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Trustees of Memorial Funds (the "Trust"), a Delaware business trust, on behalf of Value Equity Fund (the "Fund"). The Trust is a registered open-end investment company whose executive offices are located at Two Portland Square, Portland, Maine 04101. Proxies will be voted at a special meeting of shareholders (the "Meeting") of the Fund to be held at the offices of the Trust's administrator, Forum Administrative Services, LLC ("Forum"), Two Portland Square, Portland, Maine 04101 on May 31, 2000, at 10:00 a.m. (Eastern time), and any postponement or adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the enclosed Notice of Special Meeting and Proxy Card are first being mailed to shareholders on or about May 3, 2000.

         The Trust's Annual Report to shareholders for the period ended December 31, 1999, which includes financial statements for the Fund, has previously been mailed to shareholders. Shareholders may request a copy of the Annual Report without charge by calling the Fund's distributor, Forum Fund Services, LLC, Two Portland Square, Portland, Maine 04101, at 888-263-5593.

         The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of Forum or their affiliates. Forum will bear all of the costs of the Meeting and the preparation, printing and mailing of this Proxy Statement and of proxies.

PURPOSE OF MEETING

         The Meeting is being called to approve a new Investment Sub-Advisory Agreement (the "PPM Agreement") among the Trust, Forum Investment Advisors, LLC and PPM America, Inc. ("PPM") (the "Proposal").

DESCRIPTION OF VOTING

         Approval of the Proposal for the Fund requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). This means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or
(b) more than 50% of the outstanding shares of the Fund.

         Shareholders of record at the close of business on April 28, 2000, (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting, including any postponement or adjournment thereof. As of the Record Date there were 3,775,070.004 shares outstanding of the Fund. As of the Record Date, no Trustees or Officers of the Trust owned any of the outstanding shares of the Fund. As of the Record Date, the following shareholders beneficially owned more than 5% of the outstanding shares of the Fund:

5% Shareholders
Value Equity Fund

----------------------------------------------- ---------------------- ------------------------------------------
Name/Address                                    Shares                 Percentage of Shares of the Fund

----------------------------------------------- ---------------------- ------------------------------------------
----------------------------------------------- ---------------------- ------------------------------------------
Southwest Guaranty Trust Company                1,074,595.692          28.47%
Fiduciary - SCI - Merchandise
10411  Westheimer,   Suite  200,  Houston,  TX

77042

----------------------------------------------- ---------------------- ------------------------------------------
----------------------------------------------- ---------------------- ------------------------------------------
Miter & Co., fbo Chicago Trust Co-SCI PN        667,186.446            17.67%
CO Marshall & Ilsley Trust Co
PO Box 2977, Milwaukee, WI 53202-2977

----------------------------------------------- ---------------------- ------------------------------------------
----------------------------------------------- ---------------------- ------------------------------------------
Sun Trust Bank, Inc. TR (CM)                    616,252.549            16.32%
Attn: Joy Coleman
PO Box 105870 - CTR 3144
Atlanta, GA 30348-5870

----------------------------------------------- ---------------------- ------------------------------------------
----------------------------------------------- ---------------------- ------------------------------------------
First Union National Bank ttee                  335,935.789            8.90%
fbo SCI Preneed Funeral Trust
1525 West WT Harris Blvd, CMG NC 1151
Charlotte, NC 28288

----------------------------------------------- ---------------------- ------------------------------------------
----------------------------------------------- ---------------------- ------------------------------------------
Sun Trust Bank, Inc. Tr (Preneed)               322,072.780            8.53%
Attn Joy Coleman
PO Box 105870 - CTR 3144
Atlanta, GA  30348-5870

----------------------------------------------- ---------------------- ------------------------------------------
----------------------------------------------- ---------------------- ------------------------------------------
Southwest Guaranty Trust Company                308,696.620            8.18%
Fiduciary - SCI - Funeral Service
10411 Westheimer, Suite 200, Houston, TX 77042

----------------------------------------------- ---------------------- ------------------------------------------


         Each shareholder will be entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of the Fund at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Fund at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting, and any postponement or adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and non-votes have the effect of votes AGAINST the Proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled ABSTAIN will result in the shares covered by the proxy being treated as if they were voted AGAINST the Proposal.

         IF YOU DO NOT SPECIFY A CHOICE ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL DESCRIBED IN THIS PROXY STATEMENT. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the Proposal will be voted AGAINST such adjournment. A shareholder vote may be taken on the Proposal prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

         Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to Forum Shareholder Services, LLC, the Trust's transfer agent, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting.

                                    PROPOSAL
                                   APPROVAL OF
                     A NEW INVESTMENT SUB-ADVISORY AGREEMENT

         Shareholders of the Fund are being asked to approve the PPM Agreement so that PPM may serve as the Fund's investment sub-adviser. Forum Investment Advisors, LLC ("FIA"), which is located at Two Portland Square, Portland, Maine 04101, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated March 13, 1998 between the Trust and FIA. Beutel, Goodman Capital Management ("Beutel"), which is located at 5847 San Felipe, Suite 4500, Houston, Texas 77057-3011, served as investment sub-adviser to the Fund pursuant to an Investment Sub-Advisory Agreement dated March 13, 1998 among the Trust, Forum Investment Advisors, LLC and Beutel (the "Beutel Agreement"). The Beutel Agreement was unanimously approved by the Trust's Board of Trustees (the "Board") at a meeting held on March 9, 1998 and by the written consent dated March 10, 1998 of the initial shareholder of the Fund in lieu of a shareholders' meeting. It was last renewed at the Trust's annual Board meeting on February 16, 1999.

         Beutel served as the Fund's sub-adviser until March 29, 2000. On March 30, 2000, PPM replaced Beutel as the Fund's sub-adviser under an interim sub-advisory agreement (the "Interim Agreement") that is substantially similar to the Beutel Agreement. Fund shareholders are now being asked to approve the PPM Agreement for PPM to remain the Fund's sub-adviser. The Trustees determined that it was in the best interests of the Fund not to renew the Beutel Agreement and to retain PPM as the Fund's sub-adviser because the Trustees believed that PPM's style of portfolio management would be more successful in light of current and expected market conditions. While the investing style and services provided by PPM are similar to those of Beutel, PPM has generally attained better historical investment performance.

         The PPM Agreement was unanimously approved by the Trust's Board at a meeting held on February 29, 2000. PPM began managing the investment and reinvestment of the assets of the Fund on March 30, 2000. If the Fund's shareholders approve the PPM Agreement, PPM will remain the investment sub-adviser to the Fund. The form of the PPM Agreement is attached as Exhibit A. The PPM Agreement is identical in all material respects to the Beutel Agreement, including the sub-advisory fees to be charged to the Fund. The Board recommends that shareholders of the Fund approve the PPM Agreement.

         If the PPM Agreement is approved by the Fund's shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case
(ii) by a majority of the Trustees who are not parties to the PPM Agreement or interested persons of any such party (other than as Trustees of the Trust).

DISCUSSION OF THE PPM AGREEMENT AND THE BEUTEL AGREEMENT

         Under the terms of the PPM Agreement, PPM will manage the investment and reinvestment of the assets of the Fund. PPM will be responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion. Commissions paid to brokers or dealers will be determined by research and trading services provided along with the best execution available for the client. Commissions will be also used to pay for third-party research services through "soft dollar" arrangements. Such services may include research on proxy issues, economic and business cycle research and industry/company specific reports. PPM will furnish at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. PPM will also furnish to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund. The terms of the PPM Agreement are substantially identical to those of the Beutel Agreement.

         As provided in the Trust Instrument of the Trust, a sub-adviser's employment must be evidenced by a separate written agreement approved by the

Board and, if required, by the shareholders of the applicable Fund. Under its agreement with the Trust, FIA is responsible for communicating performance targets and evaluations to a sub-adviser, supervising a sub-adviser's compliance with the Fund's investment objectives and policies, as well as authorizing a sub-adviser to engage in certain investment techniques for the Fund. In addition, FIA recommends to the Board whether an agreement with a sub-adviser should be renewed, modified or terminated. FIA also may from time to time recommend that the Trust replace one or more or appoint additional sub-advisers, depending on FIA's assessment of what combination of sub-advisers it believes will optimize the Fund's chances of achieving its investment objective. In the event that a sub-adviser ceased to provide investment advisory services for the Fund, FIA would recommend to the Board a similarly qualified person to replace the sub-adviser, but would not manage the Fund's portfolio.

         The PPM Agreement provides that PPM shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that the Agreement does not protect PPM against any liability to the Trust to which PPM would otherwise be subject due to willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

         The PPM Agreement is terminable without penalty by the Board, by a vote of a majority of the voting securities of the Fund (as defined by the 1940 Act) or the investment adviser on 60 days' written notice to PPM, or by PPM on 60 days' written notice to the Trust, and will automatically terminate in the event of its assignment.

         The terms of the PPM Agreement obligate PPM to manage the Fund in accordance with applicable laws and regulations. The provision of investment advisory services by PPM to the Fund is not exclusive under the terms of the PPM Agreement. PPM is free to and does render investment advisory services to others. See "Information About PPM" below.

SUB-ADVISORY FEES

         Under the Beutel Agreement, Beutel received a sub-advisory fee at an annual rate of 0.30% of the average daily net assets of the Fund. For the fiscal year ended December 31, 1999, the Fund paid Beutel $132,560 in sub-advisory fees under the Beutel Agreement. In addition, Beutel waived $22,816. Excluding the waivers, the sub-advisory fee for the Fund was $155,376. Under the Interim Agreement, PPM receives from the Fund a sub-advisory fee at the annual rate of 0.30% of the average daily net assets of the Fund. Under the PPM Agreement, PPM would receive from the Fund a sub-advisory fee at the same annual rate of 0.30% of the average daily net assets of the Fund. It is not contemplated that PPM will waive any of its sub-advisory fees.

INFORMATION ABOUT PPM

         PPM is a Delaware corporation that was incorporated on July 5, 1990. PPM is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. PPM is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). PPM is 100% owned by PPM Holdings, Inc. (225 W. Wacker Drive, Suite 1200, Chicago, IL 60606). Brooke Holdings, Inc. (1105 North Market Street, Wilmington, DE 19899), a wholly owned direct subsidiary of Holborn Delaware Partnership ("HDP"), is the sole shareholder of PPM Holdings, Inc. HDP is located at 1105 North Market Street, Wilmington, DE 19899. The following entities are partners of HDP: Prudential Three Limited (10%) ("P3"); Prudential Two Limited (10%) ("P2"); and Prudential One Limited (80%) ("POL"). P3 and P2 are wholly owned by POL. Prudential Corporation Holdings Limited ("PHCL") is the sole shareholder of POL. Prudential Corporation, plc., located at Laurence Pountney Hill, London, England, EC4R 0HH, is a United Kingdom publicly traded holding company and owner of one of the largest life insurance companies in the United Kingdom, is the sole shareholder of PHCL.

         PPM is the investment adviser for PPM America Large Cap Value Fund ("PPM Fund") which has an investment objective similar to that of the Fund. The assets of the PPM Fund are approximately $21.3 million. PPM receives an advisory fee of 0.80% of the average daily net assets of the PPM Fund. For the fiscal year ended December 31, 1999, the PPM Fund paid PPM $120,148.33 in advisory fees. In addition, PPM waived $74,274.69. Excluding the waivers, the advisory fee for the PPM Fund was $ 45,873.64.

         PPM's principals are Russell William Swansen (President and Director), Mark Bernard Mandich (Executive Vice President, Treasurer and Director), and Fred John Stark, III (Executive Vice President, Secretary, General Counsel - Special Investments Group and Director). They are all located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. Mr. Swansen received his B.A. in Economics in 1979 from Gustavus Adolphus College in St. Peter, Minnesota and his M.B.A. in Finance in 1982 from the University of Minnesota in Minneapolis,
Minnesota. He has been the President of PPM since 1990. In addition to directorships of certain affiliates of PPM, Mr. Swansen is also a director of LePage's, Inc., IPM Products Company, The Network Guidance Company, Putnam Lovell Finance Company, a trustee of the PPM America Funds and formerly a director of Bucyrus International, Inc., Cherrydale Farms, Inc., and Carolina Steel Corporation. Prior to joining PPM in 1990, Mr. Swansen was an Executive Vice President of Washington Square Capital, Inc. ("WSC") in Minneapolis, a registered investment advisor and subsidiary of Reliastar Financial Corporation. At WSC, Mr. Swansen was responsible for its investment advisory business and the Guaranteed Investment Contract business of Northwestern National Life, Reliastar's principal insurance subsidiary. He was also a director of Washington Square Mortgage Company, a residential mortgage banking company, and Washington Square Capital Markets, a registered broker dealer. He began his career in investments at First American Asset Management, the investment management division of US Bank, a subsidiary of US Bancorp.

         Mr. Mandich received his B.S. in Accounting in 1982 from Valparaiso University in Valparaiso, Indiana. He has been the Executive Vice President of Finance and Administration, the Chief Compliance Officer and Treasurer of New Sub-Adviser since 1993. In addition to directorships of certain affiliates of PPM, Mr. Mandich is also director of the Fasciano Fund and the Chicago Youth Programs. Prior to joining PPM in 1993, Mr. Mandich was employed as a Senior Manager with Arthur Andersen & Co., where he spent nine years providing audit and financial consulting services exclusively to financial services industry clients including investment advisors, broker/dealers, mutual funds, commercial finance and banking companies, and investment partnerships.

     Mr. Stark received his B.A. in 1981 from Wabash College in Crawfordsville, Indiana and his J.D. in 1984 from Vanderbilt University School of Law in
Nashville, Tennessee. He has served as an officer and director of New Sub-Adviser since 1990. Mr. Stark is admitted to practice law in the State of Minnesota and the Eastern District of Wisconsin. Prior to joining PPM, Mr. Stark was employed by Washington Square Capital, Inc. and the law firm of Briggs and Morgan, in Minneapolis, Minnesota.

EVALUATION BY THE BOARD OF TRUSTEES

         On February 29, 2000, the Board met and discussed the Proposal and its possible effect on the Trust, the Fund and their shareholders and evaluated the PPM Agreement. Prior to this meeting, the Board had been reviewing and analyzing on a quarterly basis Beutel's performance as compared with other investment managers of similar style. The Board's review showed that Beutel had consistently failed to perform favorably in comparison with these other similar managers. Based upon Beutel's under-performance, the Board decided that it was in the best interests of the shareholders of the Fund to change sub-advisers. The Board decided on PPM based upon a number of factors. In deciding on the sub-adviser to replace Beutel, the Board engaged in a rigorous quantitative analysis of over 1,200 investment managers utilizing the same investment style of the Fund. The Board considered a number of factors including variance from a true "value" investment style, performance, assets under management, minimum weighted average capitalization, and minimum number of years of experience. The Board found that PPM's "value" investment style closely reflected that of the Fund and that their portfolios were composed of securities that were true to that style. The Board found that PPM's performance results were on an annual basis consistently above the median of other investment managers of the same style. The Board was also impressed with the level of assets under management and, in particular, the substantial background, experience and low turn-over of PPM's portfolio managers. In addition, the Board viewed favorably, from the perspective of stability and support, the fact that PPM was a subsidiary of Prudential Corporation, plc., one of the largest insurance companies in the United Kingdom. In addition, and as aforementioned, the sub-advisory fees to be paid to PPM were the same as those paid to Beutel. The Board concluded that the PPM Agreement is reasonable, fair and in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it deemed relevant, the Board unanimously approved the PPM Agreement and voted to recommend its approval to the Fund's shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

OTHER BUSINESS

         Management knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

ADDITIONAL INFORMATION

Investment Adviser, Administrator and Principal Underwriter

         The Fund's investment adviser is FIA. The Fund's administrator is Forum Administrative Services, LLC and the Fund's principal underwriter is Forum Fund Services, LLC. The principal office of the Fund's investment adviser, administrator, and principal underwriter is Two Portland Square, Portland, Maine 04101.

SUBMISSION OF SHAREHOLDER PROPOSALS.

         It is anticipated that, following the Meeting, the Fund will not hold any meetings of shareholders except as required by Federal or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, D. Blaine Riggle, in care of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY

                                              By Order of the Board of Trustees,



                                              D. Blaine Riggle
                                              Secretary

                                    EXHIBIT A
                                 MEMORIAL FUNDS
                              SUBADVISORY AGREEMENT

         AGREEMENT made as of the 30th day of March, 2000, by and among Memorial Funds, a Delaware business trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101 (the "Trust"), Forum Investment Advisors, LLC, a Delaware limited liability company, with its principal office and place of business at Two Portland Square, Portland, Maine 04101 (the "Adviser") and PPM America, Inc., a Delaware corporation, with its principal office and place of business at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606 (the "Subadviser").

         WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 13th day of March, 1998, ("Advisory Agreement") with the Trust;

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

         WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Schedule A hereto (each, a "Fund" and, collectively, the "Funds");

         WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

         SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

         (a) The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

         (b) In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument, (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

         (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

         SECTION 2.  DUTIES OF THE TRUST AND ADVISER

         (a) In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Adviser, the Trust or any service provider to the Trust.

         (b) In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Advisory Agreement.

         SECTION 3.  DUTIES OF THE SUBADVISER

         (a) The Subadviser is hereby authorized to make decisions with respect to all purchases and sales of securities and other investment assets in each Fund. This authority may be modified or revoked, in whole or in part, by the Adviser upon reasonable notice to the Subadviser, such notice shall not be less than 30 days. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

         Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner the Subadviser believes to be equitable over time to each account.

         (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in each Fund caused by the Subadviser since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Trust Instrument and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

         (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

         (d) The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

         (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent permitted by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. With the consent of the Subadviser, the Adviser and the Trust, or their respective representatives, may have access to such books and records during the Subadviser's normal business hours, with such consent not to be unreasonably withheld. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

         (f) The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

         (g) The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

         (h) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

         (i) Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

         SECTION 4.  COMPENSATION; EXPENSES

         (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

          (b) The Subadviser may agree to waive all or part of its fees by separate agreement.

         (c) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

         (d) The Subadviser will bear its own costs of providing services hereunder. Other than as specifically indicated herein, the Subadviser shall not be responsible for the Trust's or the Adviser's expenses, including, without limitation: the expenses of organizing the Trust or any Fund and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares, including expenses of administrative support services, fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the 1940 Act, and any amendments thereto; expenses of registering and qualifying the Trust, the Fund and shares of the Fund under federal and state laws and regulation; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of share certificates), purchase, repurchase and redemption of shares including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs; auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations in connection with such meetings; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administrating the Trust and the Fund. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any such expenses or other expenses of the Fund or the Adviser, as may be reasonably incurred with prior notice by the Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser adequate records of all such expenses.

         SECTION 5.  STANDARD OF CARE

         (a) The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's reasonable best efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser, the Trust, any shareholder of the Trust, or to any person, firm or organization for any mistake of judgment or any act or omission in the course of, or connected with the rendering of its services hereunder, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser, the Trust, any shareholder of the Trust, or to any person, firm or organization to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

         (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Subadviser, and (iii) any written instruction or certified copy of any resolution of the Board.

         (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

         SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

         (a) This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

         (b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

         (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

         SECTION 7.  ACTIVITIES OF THE SUBADVISER

         Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust or of the Adviser.

         SECTION 8.  REPRESENTATIONS OF SUBADVISER and adviser

         (a) The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         (b) The Adviser represents and warrants that (i) it is registered as an investment adviser under the Advisers Act (and will continue to be so registered for so long as this Agreement remains in effect), (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, and (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

         SECTION 9.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

         The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

         SECTION 10.  MISCELLANEOUS

         (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

         (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

         (c) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

         (d) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

         (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

         (f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

          (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

         (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

         (k) No affiliated person, employee, agent, director, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

         (l)  The  terms  "vote  of  a  majority  of  the   outstanding   voting
securities",   "interested   person",   "affiliated   person,"   "control"   and
"assignment" shall have the meanings ascribed thereto in the 1940 Act.

         (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                                 MEMORIAL FUNDS

                                                 Thomas G. Sheehan
                                                 Vice President

                                                 FORUM INVESTMENT ADVISORS, LLC

                                                 John F. Burns
                                                 Director

                                                 PPM AMERICA, INC.

                                                 Name:
                                                 Title:

                                 MEMORIAL FUNDS

                              SUBADVISORY AGREEMENT

                                   Appendix A

                           PERCENTAGE OF THE AVERAGE ANNUAL  DAILY NET ASSETS OF
FUNDS OF THE TRUST         THE FUND REPRESENTED BY SHARES OWNED BY INVESTORS FOR
                           WHICH SUBADVISER PROVIDES SERVICES PURSUANT TO THIS
                                                 AGREEMENT

Value Equity Fund                                   .30

                                 MEMORIAL FUNDS

                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints D. Blaine Riggle, Thomas G. Sheehan and David I. Goldstein (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Value Equity Fund (the "Fund"), a series of Memorial Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101, on May 31, 2000, at 10:00 a.m. (Eastern Time), and at any postponement or adjournment thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW. The Trust has proposed the Proposal. The Board of Trustees recommends voting FOR the Proposal.

          PROPOSAL: To approve a new Investment Sub-Advisory Agreement between the Trust, Forum Investment Advisors, LLC and PPM America, Inc.

             FOR _____                AGAINST _____               ABSTAIN _____

(NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on May 31, 2000. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

         Authorized Signature                                               Date


         Printed Name (and Title if Applicable)


         Authorized Signature (Joint Investor or Second Signatory)          Date

         Printed Name (and Title if Applicable)